Financial Risk Management	12 Months Ended
Dec. 31, 2017
Financial risk management [abstract]
Financial risk management
3	Financial risk management

3.1	Financial risk factors

The Group’s activities exposed it to a variety of financial risks: market risk (including currency risk, fair value interest rate risk, cash flow interest rate risk and commodity price risk), credit risk and liquidity risk. The Group’s overall risk management programme focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on the Group’s financial performance.

(a)	Market risk

(i)	Foreign exchange risk

The Group’s major operational activities are carried out in Mainland China and a majority of the transactions are denominated in RMB. Nevertheless the Group is exposed to foreign exchange risk arising from the recognised assets and liabilities (mainly trade payables), and future transactions denominated in foreign currencies, primarily with respect to USD. The Group’s finance department at its headquarter is responsible for monitoring the amount of assets and liabilities, and transactions denominated in foreign currencies to minimise the foreign exchange risk. During the year ended 31 December 2017, the Group did not enter into any forward foreign exchange contracts apart from a subsidiary, China Jinshan Associated Trading Corporation, which uses forward foreign exchange contracts to mitigate its exposure to foreign exchange risk. The forward contracts China Jinshan Associated Trading Corporation used are not designed as hedging instrument (2016: the Group did not enter into any forward foreign exchange contracts).

As at 31 December 2017, if the foreign currencies had weakened/strengthened by 5% against RMB with all other variables held constant, the Group’s net profit for the year would have been RMB 25,101 thousands increased/decreased as a result of foreign exchange gains/losses on translation of foreign currencies denominated trade payables (31 December 2016: RMB 23,139 thousands, 31 December 2015: RMB 3,605 thousands).

(ii)	Cash flow and fair value interest rate risk

The Group’s interest rate risk arises from short-term interest bearing borrowings. Borrowings obtained at variable rates expose the Group to cash flow interest rate risk. Borrowings obtained at fixed rates expose the Group to fair value interest rate risk. The Group determines the relative proportions of its fixed rate and floating rate contracts depending on the prevailing market conditions. As at 31 December 2017, the Group’s short-term interest bearing borrowings denominated with floating rates amounted to RMB 606,157 thousands, which represented 100% of total borrowing balance (31 December 2016: RMB 46,432 thousands, representing 7% of total borrowing balance).

The Group’s finance department at its headquarter continuously monitors the interest rate position of the Group. Increases in interest rates will increase the cost of new borrowing and the interest expenses with respect to the Group’s outstanding floating rate borrowings, and therefore could have a material adverse effect on the Group’s financial position. The Group makes adjustments timely with reference to the latest market conditions and may enter into interest rate swap agreements to mitigate its exposure to interest rate risk. During the year ended 31 December 2017 and 2016, the Group did not enter into any interest rate swap agreements.

As at 31 December 2017, if interest rates on the floating rate borrowings had risen/fallen by 50 basis points while all other variables had been held constant, the Group’s net profit would have decreased/increased by approximately RMB 2,273 thousands (31 December 2016: RMB 174 thousands), mainly as a result of higher/lower interest expense on floating rate borrowings.

(iii)	Commodity price risk

The Group principally engages in processing crude oil into synthetic fibres, resins and plastics, intermediate petrochemicals and petroleum products. The selling price of petroleum products is periodically adjusted by government department based on the market price adjustment mechanism, and generally in connection with the crude oil price. The selling prices of synthetic fibres, resins and plastics and intermediate petrochemicals are market prices. The Group didn’t have any derivative financial instrument such as commodity futures and swaps, therefore the fluctuation of crude oil price could have significant impact on the Group.

(b)	Credit risk

Credit risk is managed on group basis. It mainly arises from cash at bank, time deposit, trade receivables, other receivables, bills receivable, etc.

The Group expects that there is no significant credit risk associated with cash at bank since they are deposited at state-owned banks and other medium or large size listed banks. Management does not expect that there will be any significant losses from non-performance by these counterparties.

In addition, the Group has policies to limit the credit exposure on trade receivables, other receivables, bills receivable and time deposits. The Group assesses the credit quality of and sets credit limits on its customers by taking into account their financial position, the availability of guarantee from third parties, their credit history and other factors such as current market conditions. The credit history of the customers is regularly monitored by the Group. In respect of customers with a poor credit history, the Group will use written payment reminders, or shorten or cancel credit periods, to ensure the overall credit risk of the Group is limited to a controllable extent.

(c)	Liquidity risk

Cash flow forecast is performed by the operating entities of the Group and aggregated by Group finance. Group finance monitors rolling forecasts of the Group’s liquidity requirements to ensure it has sufficient cash to meet operational needs while maintaining sufficient headroom on its undrawn committed borrowing facilities from major financial institution so that the Group does not breach borrowing limits or covenants on any of its borrowing facilities to meet the short-term and long-term liquidity requirements.

The liquidity of the Group is primarily dependent on its ability to maintain adequate cash inflow from operations, the renewal of its short-term bank loans and its ability to obtain adequate external financing to support its working capital and meet its debt obligation when they become due. As at 31 December 2017, the Group had credit facilities with several PRC financial institutions which provided the Group to borrow up or to guarantee the issuance of the bills of lading to RMB 21,296,000 thousands, within which amounted to RMB 20,273,466 thousands were unused. The maturity dates of the unused facility amounted to RMB 6,710,000 thousands will be after 31 December 2018 as disclosed in Note 27. Management assessed that all the facilities could be renewed upon the expiration dates.

Surplus cash held by the operating entities over and above balance required for working capital management are transferred to the Group treasury. As at 31 December 2017, the Group held cash and cash equivalents of RMB 7,504,266 thousands (31 December 2016: RMB 5,440,623 thousands) (Note 22) and trade receivables of RMB 386,480 thousands (31 December 2016: RMB 414,944 thousands) (Note 21), that are expected to readily generate cash inflows for managing liquidity risk.

The table below analyses the Group’s financial liabilities into relevant maturity groupings based on the remaining period at the balance sheet date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Less than 1 year RMB’000	Between 1 and 2 years RMB’000	Between 2 and 5 years RMB’000	Over 5 years RMB’000	Total RMB’000

As at 31 December 2017

Borrowings	606,157	—	—	—	606,157
Trade payables	1,908,457	—	—	—	1,908,457
Other payables	789,567	—	—	—	789,567
Amounts due to related parties	3,725,278	—	—	—	3,725,278
Derivative financial instruments	1,516	—	—	—	1,516

	7,030,975	—	—	—	7,030,975

	Less than 1 year RMB’000	Between 1 and 2 years RMB’000	Between 2 and 5 years RMB’000	Over 5 years RMB’000	Total RMB’000

As at 31 December 2016

Borrowings	546,432	—	—	—	546,432
Bill payables	5,000	—	—	—	5,000
Trade payables	2,123,904	—	—	—	2,123,904
Other payables	563,682	—	—	—	563,682
Amounts due to related parties	3,030,490	—	—	—	3,030,490

	6,269,508	—	—	—	6,269,508

3.2	Capital management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.

Consistent with others in the industry, the Group monitors capital on the basis of the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total borrowings (including “current and non-current borrowings” as shown in the consolidated balance sheet) less cash and cash equivalents. Total capital is calculated as “equity” as shown in the consolidated balance sheet plus net debt.

As cash and cash equivalents exceed total borrowings, which was resulted primarily from the significantly improved profitability and the early repayment of some bank loans before its maturity, there was no net debt as at 31 December 2017 and 2016.

3.3	Fair value estimation

The table below analyses the Group’s financial instruments carried at fair value as at 31 December 2017 by level of the inputs to valuation techniques used to measure fair value. Such inputs are categorised into three levels within a fair value hierarchy as follows:

•	The fair value of financial instruments traded in active markets (such as publicly traded derivatives, and trading and available-for-sale securities) is based on quoted market prices at the end of the reporting period. The quoted market price used for financial assets held by the group is the current bid price. These instruments are included in level 1.

•	The fair value of financial instruments that are not traded in an active market (for example, over-the-counter derivatives) is determined using valuation techniques which maximise the use of observable market data and rely as little as possible on entity-specific estimates. If all significant inputs required to fair value an instrument are observable, the instrument is included in level 2.

•	If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3. This is the case for unlisted equity securities.

Recurring fair value measurements As at 31 December 2017	Notes	Level 1 RMB’000	Level 2 RMB’000	Level 3 RMB’000	Total RMB’000
Financial assets
Time deposits with financial institutions		—	2,000,000	—	2,000,000

Total financial assets		—	2,000,000	—	2,000,000

Financial liabilities
Foreign exchange contracts		—	1,516	—	1,516

Total financial liabilities		—	1,516	—	1,516

There were no transfers among level 3 during the year ended 31 December 2017.

Financial assets and financial liabilities not measured at fair value mainly represent bills receivable, trade receivables and other receivables, trade and other payables (except for the staff salaries and welfare payables and taxes payables) and borrowings. As at 31 December 2017, these financial assets are expected to be collected in one year or less and these financial liabilities are due within one year or less. As a result, the carrying amounts of these financial assets and liabilities not measured at fair value are a reasonable approximation of their fair value.

3.4	Offsetting financial assets and financial liabilities

(a)	Financial assets

As at 31 December 2016 RMB’000
Gross amount of recognised amounts due from related parties	1,403,442
Gross amount of recognised amounts due to related parties set off in the balance sheet	(112,823)

Net amounts of amounts due from related parties presented in the balance sheet	1,290,619

(b)	Financial liabilities

As at 31 December 2016 RMB’000
Gross amount of recognised amounts due to related parties	3,157,127
Gross amount of recognised amounts due from related parties set off in the balance sheet	(112,823)

Net amounts of amounts due to related parties presented in the balance sheet	3,044,304

According to the offsetting master arrangements entered into in October 2014 between the Company and its related party, Shanghai Secco Petrochemical Company Limited (“Shanghai Secco”) and in December 2016 between the Company and its related party, BOC-SPC Gases Company Limited (“BOC”), the relevant financial assets and liabilities of each operating agreement between the Company and Shanghai Secco and those between the Company and BOC, are settled on a net basis as at 31 December 2016. No such agreement or offset settlement was identified as at 31 December 2017.